SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                       Date of report: November 4, 2003
                       --------------------------------
                        (Date of earliest event report)

                 STANDFIELD EDUCATIONAL ALTERNATIVES, INC.
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          (Exact name of Registrant as specified in its charter)


                                  Florida
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              (State or other jurisdiction of incorporation)

  Florida                          333-40110                 65-0386286
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State or other jurisdiction   (Commission File No.        (I.R.S. Employer
    Of incorporation)                                   Identification No.)



    11891 U.S. Highway One, Suite 100, North Palm Beach, Florida 33408
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                (Address of principal executive offices)

Registrant's telephone number including area code   561-767-7761
                                                  ----------------


Item 5.
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  The name of the Registrant has been changed to "North American
  Liability Group, Inc." pursuant to the terms of the Plan and Agreement of Merger as described in the Form 8-K previously filed by the Registrant.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2003             STANFIELD EDUCATIONAL ALTERNATIVES, INC.


                                   /s/Bradley Wilson
                                   -------------------------------
                                   By:   Bradley Wilson
                                   It's: President

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